                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the undersigned, Michael E. DeDomenico, Chief Executive Officer of NuCO2 Inc., a
Florida  corporation  (the  "Company"),  does hereby certify,  to his knowledge, that:

The Annual  Report on Form 10-K for the fiscal  year ended June 30,  2004 of the
Company (the "Report") fully complies with the  requirements of section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                     /s/ Michael E. DeDomenico
                                     -------------------------
                                     Michael E. DeDomenico
                                     Chief Executive Officer
                                     September 13, 2004